Prospectus Supplement	March 24, 2020

Putnam AMT-Free Municipal Fund
Prospectuses dated November 30, 2019

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT GOAL AND POLICIES

Putnam Investment Management, LLC (Putnam Management), the investment manager of Putnam AMT-Free Municipal Fund, has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment goal, and investment policies. Putnam Management currently anticipates that the changes will be effective on June 30, 2020 (the “Effective Date”). On the Effective Date, the fund’s name will change to “Putnam Strategic Intermediate Municipal Fund,” the fund’s investment goal will change to state that the fund will seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital, and the fund will adopt a non-fundamental investment policy that the fund will normally maintain an average dollar-weighted maturity between three and ten years.

Putnam Management has also recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, changes to the fund’s fundamental investment policies regarding investments in tax-exempt investments subject to the federal alternative minimum tax (AMT). The fund must invest, under normal circumstances, at least 80% of its net assets in tax-exempt investments. The proposed changes will make it clear that investments subject to the federal AMT are tax-exempt investments for this purpose. The proposed changes are subject to shareholder approval, which will be solicited pursuant to a proxy statement expected to be mailed to shareholders in April. If shareholders do not approve these proposed fundamental investment policy changes, the fund will still change its name and investment goal, and will adopt a non-fundamental investment policy with respect to average dollar-weighted maturity, as described above, but will continue to invest in accordance with its current fundamental investment policies relating to federal AMT.

In realigning its portfolio in connection with these changes, Putnam Management expects that the fund will make purchases and dispositions of certain portfolio holdings. Any such purchases and dispositions, which are expected to begin on or around June 25, 2020, will result in brokerage commissions or other transaction costs. Depending on market conditions at the time, these changes could also result in the realization of capital gains that will be distributed to shareholders as taxable distributions.

On the Effective Date, the fund’s prospectus will be revised as follows:

• All references in the prospectus to Putnam AMT-Free Municipal Fund will be deleted and replaced with “Putnam Strategic Intermediate Municipal Fund.”

• The fund’s goal will be revised to read as follows:

Goal

Putnam Strategic Intermediate Municipal Fund seeks as high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital.

• The sub-sections Investments and Risks in the section Investments, risks, and performance  will be deleted in their entirety and replaced with the following:

Investments

We invest mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). We normally maintain an average

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dollar-weighted maturity between three and ten years. The fund may invest broadly in municipal bonds of any duration, maturity and credit quality although the bonds we invest in are mainly investment-grade in quality. We may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which may be considered speculative. Under normal circumstances, we invest at least 80% of the fund’s net assets in tax-exempt investments. Investments paying interest subject to the federal AMT for individuals are considered tax-exempt investments for purposes of this policy. This investment policy cannot be changed without the approval of the fund’s shareholders. The fund may invest up to 20% of its net assets in securities the income on which is subject to federal income tax and may invest without limit in investments the income on which is subject to the AMT. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which can be more sensitive to changes in markets, credit conditions, and interest rates. Interest the fund receives might be taxable.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as the other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found at the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be partici -pants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.